UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2012

DexCom, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-51222	33-0857544
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6340 Sequence Drive San Diego, CA 92121		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 200-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 26, 2012, the Board of Directors of DexCom, Inc. approved a bonus plan for fiscal 2012 (the “2012 Plan”) for the Company’s management and select individual contributors, including its chief executive officer, chief financial officer and its other named executive officers (together, the “Named Executive Officers”) pursuant to which the Named Executive Officers are eligible for cash bonus awards if the Company attains specified financial and performance targets. The target bonus for the Chief Executive Officer (the “CEO”) is 100% of his base salary; target bonus for the President (the “President”) is 90% of his base salary; the target bonus for each of the Company’s Chief Operating Officer and Chief Technical Officer is 75% of their respective base salaries; the target bonus for the Company’s Senior Vice Presidents is 45% of their respective base salaries; the target bonus for the Company’s Vice Presidents is 35% of their respective base salaries, and the target bonus for the remainder of the Company’s management employees and select contributors are various amounts up to 30% of their respective base salaries.

For the Company’s eligible employees, the amount of any bonus awarded under the 2012 Plan will be predicated on achieving targeted revenue goals, targeted operating income goals, and performance milestones. Generally speaking, 60% of any bonus paid under the 2012 Plan is based on achieving certain annual revenue goals (the “Revenue Component”), 20% is based on achieving targeted operating income goals (the “Operating Results Component”) and 20% is based on achieving certain performance milestones (the “Performance Component”).

Under the 2012 Plan, no portion of the Revenue Component shall be paid unless the Company meets a specified minimum revenue target for fiscal 2012. Upon achievement of this minimum revenue target, each eligible participant will receive a bonus award of 100% of their targeted Revenue Component. If the Company exceeds its fiscal 2012 revenue target, the Named Executive Officers will receive bonuses at various stepped up amounts up to a maximum of 175% of their targeted Revenue Component.

Under the 2012 Plan, no portion of the Operating Results Component shall be paid unless the Company meets a specified operating income result for fiscal 2012. Upon achievement of this operating income target, each eligible participant will receive a bonus award of 100% of their targeted Operating Results Component. If the Company achieves operating income results that are more favorable in fiscal 2012 than its operating income target, the Named Executive Officers will receive bonuses at various stepped up amounts up to a maximum of 175% of their targeted Operating Results Component.

Under the Performance Component, bonus amounts will also be paid to the Named Executive Officers for achieving specified corporate milestones. Eligible participants will receive a portion of their targeted Performance Component for achievement of corporate milestones by the Company during fiscal 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEXCOM, INC.

Date: February 1, 2012
	By:	/s/ Steven Pacelli
	Name:	Steven Pacelli
	Title:	Chief Operating Officer